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                                                                   Exhibit 10.30

[ISG Technologies logo appears here]

October 13, 1999

Howard Pinsky
Chief Technical Officer
EMED Technologies
25 Hartwell Avenue
Lexington, MA 02173

Dear Howard:

RE: VALUE ADDED RESELLER AGREEMENT DATED MARCH 31, 1997

ISG Technolgies extends to EMED Technologies, formerly Access Radiology Corporation, the option of extending the Value Added Reseller Agreement, dated March 31, 1997 and amended by further agreements dated September 21, 1998 and December 31, 1998.

All the terms and conditions of the original Value Added Reseller agreement and amendments shall remain in effect for an additional two years from the original expiry date. The new termination date will be March 31, 2002.

The option to extend does not restrict both parties from mutually agreeing upon amending or replacing this agreement in the future.

Sincerely,

/s/  Alyn Bord
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Alyn Bord
Vice President and General Manager
Image Management Group

ISG Document Number 1999-02098